United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 20, 2023 (June 16, 2023)

Date of Report (Date of earliest event reported)

FEUTUNE LIGHT ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41424	87-4620515
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

48 Bridge Street, Building A Metuchen, New Jersey	08840
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 909-214-2482

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, one Warrant and one Right	FLFVU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	FLFV	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	FLFVW	The Nasdaq Stock Market LLC

Rights, each right exchangeable for one-tenth (1/10) of one share of Class A Common Stock at the closing of a business combination	FLFVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On June 16, 2023, Feutune Light Acquisition Corporation, a blank check company incorporated as a Delaware corporation (the “Company”), held a special meeting of the stockholders (the “Special Meeting”), where the stockholders of the Company approved the Company to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to allow the Company until June 21, 2023 to consummate an initial business combination and may elect to extend the period to consummate an initial business combination up to nine times, each by an additional one-month period (each, a “Monthly Extension”), for a total of up to nine months to March 21, 2024, by depositing to the Company’s trust account (the “Trust Account”) the lesser of (i) $100,000 for all public shares and (ii) $0.04 for each public share for each one-month extension. On June 20, 2023, a certificate of amendment to the Charter (the “Charter Amendment”) was filed with the State of Delaware, effective on the same date.

On June 20, 2023, $100,000 (the “June Monthly Extension Payment”) was deposited into the Trust Account for the public stockholders, which enables the Company to extend the period of time it has to consummate its initial business combination by one month from June 21, 2023 to July 21, 2023 (the “June Extension”). The June Extension is the first of the up to nine Monthly Extensions permitted under the amended Charter.

In connection with the June Monthly Extension Payment, the Company issued an unsecured promissory note of $100,000 (the “Note”) to Feutune Light Sponsor LLC (the “Sponsor”), the Sponsor the Company, to evidence the payments made by the Sponsor for the June Monthly Extension Payment.

The Note bears no interest and is payable in full upon the earlier to occur of (i) the consummation of the Company’s business combination (the “Business Combination”) or (ii) the date of expiry of the term of the Company (the “Maturity Date”). The following shall constitute an event of default: (i) a failure to pay the principal within five business days of the Maturity Date; (ii) the commencement of a voluntary or involuntary bankruptcy action, (iii) the breach of the Company’s obligations thereunder; (iv) any cross defaults; (v) an enforcement proceedings against the Company; and (vi) any unlawfulness and invalidity in connection with the performance of the obligations thereunder, in which case the Note may be accelerated.

The payees of the Note, the Sponsor, has the right, but not the obligation, to convert the Promissory Note, in whole or in part, respectively, into Private Units (the “Units”) of the Company, that are identical to public units of the Company, subject to certain exceptions, as described in the final prospectus of the Company filed with the SEC on June 17, 2022 (File Number: 333-264221), by providing the Company with written notice of the intention to convert at least two business days prior to the closing of the Business Combination. The number of Units to be received by the Sponsor in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to the Sponsor by (y) $10.00.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

A copy of the Note is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosures set forth in this Item 2.03 are intended to be summaries only and are qualified in their entirety by reference to the Note.

 Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 to the extent required herein. The Units (and the underlying securities) issuable upon conversion of the Note, if any, (1) may not, subject to certain limited exceptions, be transferable or salable by the Sponsor until 30 days after the completion of the Company’s initial Business Combination and (2) are entitled to registration rights.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, the stockholders of the Company approved the proposal to amend the Charter to allow the Company until June 21, 2023 to consummate an initial business combination and may elect to extend the period to consummate an initial business combination up to nine times, each by an additional one-month period, for a total of up to nine months to March 21, 2024, by depositing to the Trust Account the lesser of (i) $100,000 for all public shares and (ii) $0.04 for each public share for each one-month extension. On June 20, 2023, the Charter Amendment was filed with the State of Delaware, effective on the same date.

A copy of the Charter Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 15, 2023, the record date of the Special Meeting, there were 10,333,875 issued and outstanding shares of Class A Common Stock, approximately 85.32% of which were represented in person or by proxy at the Special Meeting.

The final results for the matter submitted to a vote of the Company’s stockholders at the Special Meeting are as follows:

1. The Charter Amendment Proposal

The stockholders approved the proposal to amend the Company’s Charter to allow the Company until June 21, 2023 to consummate an initial business combination and may elect to extend the period to consummate an initial business combination up to nine times, each by an additional one-month period, for a total of up to nine months to March 21, 2024, by depositing to the Trust Account the lesser of (i) $100,000 for all public shares and (ii) $0.04 for each public share for each one-month extension. The voting results were as follows:

FOR	AGAINT	ABSTAIN
10,356,146	545,383	0

Item 7.01 Regulation FD Disclosure.

On June 16, 2023, the Company issued a press release (the “Press Release”) announcing the approval of the Charter Amendment by its stockholders. A copy of the Press Release is furnished as Exhibit 99.1 hereto. The information in this Item 7.01 and the Press Release hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

In connection with the votes to approve the Charter Amendment Proposal, 4,791,507 shares of Class A Common Stock of the Company were rendered for redemption.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation, dated June 19, 2023 and filed on June 20, 2023.
10.1	Promissory Note, dated June 20, 2023, issued by Feutune Light Acquisition Corporation to Feutune Light Sponsor LLC
99.1	Press Release, dated June 16, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Feutune Light Acquisition Corporation

Date: June 20, 2023	By:	/s/ Yuanmei Ma
	Name:	Yuanmei Ma
	Title:	Chief Financial Officer

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